SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2003

GLOBALSTAR, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-25461	13-3759024

(State or Other Jurisdiction of Incorporation )	(Commission File Number) Identification No.)	(I.R.S. Employer

3200 Zanker Road, San Jose, California (Address of Principal Executive Offices)		95134 (Zip Code)

Registrant’s telephone number, including area code: 408-933-4000

N/A (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Globalstar, L.P. has filed a notice with the U.S. Bankruptcy Court in Delaware that it has agreed to the material terms of an asset sale transaction with Thermo Capital Partners, LLC (“Thermo”) and has entered into a term sheet, subject to Court approval and definitive documentation, with Thermo. For more information, see the term sheet filed as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired:

     Not Applicable.

(b)	Pro Forma Financial Information:

     Not Applicable.

(c)	Exhibits:

Exhibit No.	Exhibit Description

99.1	Term Sheet

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, L.P.

	By:	/s/ Daniel P. McEntee
		Name: Title:	Daniel P. McEntee Vice President and Chief Financial Officer
Date: November 18, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Term Sheet